UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2010

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey ___________________________ (State or other jurisdiction of incorporation)	001-33841 _____________________________ (Commission File Number)	20-8579133 ___________________________ (IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

Effective as of August 27, 2010, Vulcan Materials Company (“Vulcan” “we” or “us”) terminated its Term Loan  Credit Agreement (the “Credit Agreement”) with Wachovia Bank, National Association, as Administrative Agent and the other Lender Parties thereto (the “Lenders”) dated June 23, 2008.

The material terms and conditions of the Credit Agreement are set forth on our Current Form 8-K filed with the Securities and Exchange Commission on June 27, 2008.

We chose to terminate the Credit Agreement because we no longer needed the borrowing capacity.

We did not incur any penalties by canceling the Credit Agreement prior to its scheduled Maturity Date of June 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY (Registrant)

Dated: September 1, 2010	By:	/s/ Robert A. Wason IV
Robert A. Wason IV